                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 MARCH 12, 2002
                        (Date of Earliest Event Reported)

                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



       DELAWARE                      1-13175                      74-1828067
   (State or other           (Commission File Number)           (IRS Employer
     Jurisdiction                                               Identification
  of incorporation)                                                 Number)

                                ONE VALERO PLACE
                            SAN ANTONIO, TEXAS 78212
          (Address of principal executive offices, including Zip Code)
                                 (210) 370-2000
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Board of Directors determined on March 12, 2002 to appoint Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2002. The appointment of Ernst & Young is being presented to Valero's stockholders for ratification at the Company's 2002 Annual Meeting of Stockholders to be held on May 9, 2002. Prior to the selection of Ernst & Young, Arthur Andersen LLP served as the company's independent auditors.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated March 13, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) - Not applicable.

(b) - Not applicable.

(c) - Exhibits.


Exhibit 16    Letter from Arthur Andersen LLP to the Securities    Filed with
              and Exchange Commission dated March 13, 2002         this document








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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VALERO ENERGY CORPORATION





Date:  March 13, 2002                                 By: /s/ Jay D. Browning
                                                         -----------------------
                                                      Name:  Jay D. Browning
                                                      Title: Vice President and
                                                             Corporate Secretary




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                                  EXHIBIT INDEX



  EXHIBIT NUMBER    DESCRIPTION
  --------------    -----------
      16            Letter from Arthur Andersen LLP to the Securities and
                    Exchange Commission dated March 13, 2002